HOLLYFRONTIER INVESTOR PRESENTATION September 2020

Disclosure Statement • Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. These statements are based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. All statements concerning HollyFrontier’s expectations for future results of operations are based on forecasts for our existing operations. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to: the extraordinary market environment and effects of the COVID- 19 pandemic, including a material decline in demand for refined petroleum products in the markets we serve, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant and specialty products in HollyFrontier’s and Holly Energy Partners’ markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the work force or in response to reductions in demand, effects of governmental and environmental regulations and policies, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out and consummating construction projects, including HollyFrontier’s and Holly Energy Partners’ ability to complete announced construction projects, such as HollyFrontier’s conversion of the Cheyenne Refinery to a renewable diesel facility and HollyFrontier’s construction of the Artesia renewable diesel unit and pre-treatment unit, on time and on budget, HollyFrontier’s and Holly Energy Partners’ ability to timely obtain or maintain permits, including those necessary for operations or capital projects, HollyFrontier's ability to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist or cyber attacks and the consequences of any such attacks, general economic conditions, including uncertainty regarding the timing, pace and extent of economic recovery in the United States and further deterioration in gross margins or a prolonged economic slowdown due to the COVID-19 pandemic, which could result in an impairment of goodwill and/or additional long-lived asset impartments. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Executive Summary Positioned for Value Creation Across all Segments REFINING MIDSTREAM SPECIALTY LUBRICANTS RENEWABLES . Inland merchant refiner . Operate crude and product . Integrated specialty . Construction of 9,000 BPD pipelines, loading racks, lubricants producer with Renewable Diesel Unit at . 4 refineries in the Mid- terminals and tanks in and 34,000 barrels per day of Artesia, NM Refinery Continent, Southwest and around HFC’s refining production capacity expected to be completed in Rockies regions assets Q1 2022 . Sells finished lubricants & . Flexible refining system with . HFC owns 57% of the LP products in >80 countries . Construction of 6,000 BPD fleet wide discount to WTI Interest in HEP and the under Petro-Canada Renewable Diesel Unit at non-economic GP interest Lubricants, Sonneborn, Red Cheyenne, WY Refinery . Premium niche product Giant Oil & HollyFrontier expected to be completed in markets versus Gulf Coast . Eliminated IDRs in 2017 to product lines Q1 2022 simplify structure . Organic initiatives to drive . Production facilities in . Construction of Pre- growth and enhance returns . Over 70% of revenues tied Mississauga, Ontario; Tulsa, Treatment Unit providing to long term contracts and Oklahoma; Petrolia, feedstock flexibility expected . Disciplined capital structure minimum volume Pennsylvania; & the to be completed in the first & allocation commitments Netherlands half of 2022 . One of the largest North American white oil & group III base oil producer 3

HollyFrontier Asset Footprint 4

Proximity to North American Crude Production Laid in Crude Advantage . Beneficiary of inland coastal crude discount across entire refining system 2019 Average Crude Slate . 100% of HFC’s purchased crude barrels are “WTI” price based 4% 7% . Refinery location and configuration enables a fleet-wide crude slate Sweet discounted to WTI Sour 15% 44% . Approximately 60,000 - 70,000 barrels per day Canadian, primarily Heavy Heavy sour crude2 Wax Crude 30% Other . Approximately 140,000 – 160,000 barrels per day of Permian crude Laid in Crude Advantage under WTI1 Discount to WTI $/bbl 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 $6 $2 -$2 -$6 -$10 -$14 -$18 Rockies MidCon Southwest Consolidated 1. Data from quarterly earnings calls 2. Reflects removal of Cheyenne Refinery data due to conversion of 5 Cheyenne to Renewable Diesel Facility in 3Q 2020.

High Value Premium Product Markets Product Pricing vs. Gulf Coast Regional Gasoline Pricing vs Gulf Coast1 $/bbl 2015 2016 2017 2018 2019 Average $25 $20 $15 $12.71 $11.09 $10.75 $10 $7.25 $5 $1.86 $2.13 $- Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC Regional ULSD Pricing vs Gulf Coast2 $/bbl 2015 2016 2017 2018 2019 Average $20 $15 $9.84 $10 $6.53 $6.91 $4.54 $5 $1.34 $1.10 $- Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC $(5) 1) Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: GlobalView 2) Source: GlobalView 6

Refining Segment Earnings Power HFC Consolidated 3-2-1 Index Mid-Cycle Refining EBITDA $/Barrel $25 Gulf Coast 3-2-1 Crack $10.00 Brent/WTI Spread $4.00 $20.58 Product Transportation to HFC $3.00 $20.06 $19.88 Markets $20 HFC Index $17.00 $18.41 Capture Rate 75% Realized Gross Margin Per Barrel $12.75 $15 Operating Expense Per Barrel $5.50 $13.86 Target Throughput1 410,000 Refining SG&A (millions) $100 $10 Mid-Cycle Refining EBITDA $1.0B 2015 2016 2017 2018 2019 1. Reflects removal of Cheyenne Refinery data due to conversion of Cheyenne to Renewable Diesel Facility in 3Q 2020. 7

HollyFrontier Renewables Renewables Business Profile Strategic Rationale Expected capacity to produce over 200 million . Plan to expand the renewables segment to gallons per year of renewable diesel with become a meaningful part of HollyFrontier’s feedstock flexibility cash flow and diversify from traditional petroleum fuels refining . Artesia Renewable Diesel Unit . Consumer preference for low carbon fuels . ~120 million gallons per year capacity co- continues to grow, driving expansion of located at Artesia refinery government renewable fuel programs, requirements and incentives to more states in . Cheyenne Renewable Diesel Unit the US and across the world . ~90 million gallons per year capacity through conversion of existing refinery . HollyFrontier can leverage utilities and infrastructure at existing refineries for . Pre-Treatment Unit (PTU) renewables production . Flexibility to process multiple feedstocks for . Integrated solution to the Renewable Fuels both Artesia and Cheyenne Standard (RFS) . Expected total capital spend of approximately . Strengthens ESG profile $650-$750 million . Expected consolidated IRR 20-30% 8

HollyFrontier Renewable Diesel HollyFrontier is expected to produce over 200 million gallons per year of renewable diesel Renewable Diesel Defined . Renewable diesel is a cleaner burning fuel with over 50% lower greenhouse (GHG) emissions than conventional diesel . Renewable diesel is not biodiesel . Same feedstock . Different process . Chemically identical to conventional diesel . No blend limit, existing diesel fleet can run 100% with no risk to engine operation Economics . Increasing renewable diesel demand driven by diesel consumption and low-carbon fuel policy . Renewable diesel margin supported by RIN, Low Carbon Fuel Standard (LCFS) value and Blender’s Tax Credit (BTC) when in effect . Every gallon of renewable diesel generates 1.7 D4 RINs . Renewable diesel production expected to generate >1,000,000 LCFS credits year 1* . Every gallon of renewable diesel earns $1.00 in Blender’s Tax Credit in 2022 *Credit generation declines over time as the Carbon Intensity (CI) standard falls because credit generation is determined by renewable diesel Carbon Intensity value compared to the standard set 9 by the California Air Resources Board

10 Artesia Renewable Diesel Unit Expected capacity to produce ~120 million gallons per year of renewable diesel Project Details . HFC to construct greenfield Renewable Diesel Unit (RDU) co-located at the Navajo refinery . Includes rail infrastructure and storage tanks . Existing hydrogen and utilities provided by the refinery . Estimated in-service date: 1Q 2022 Project Economics . Estimated capital costs of $350 million, with approximately $140 million spend in 2020 and the balance in 2021 . Expected IRR of 20-30% . Expected average free cash flow of ~$100mm per year excluding BTC* * Blenders tax credit 10

Cheyenne Renewable Diesel Unit Expected capacity to produce ~90 million gallons per year of renewable diesel Project Details . HFC to convert existing hardware to produce renewable diesel . Ceased crude refining operations in early August 2020 . Utilizing existing infrastructure allows for shorter timeline and lower cost than greenfield construction . Estimated in-service date: 1Q 2022 Project Economics . Estimated capital costs of $125 - $175 million, predominantly 2021 spend . Expected IRR of 20-30% . Expected average free cash flow of ~$40mm per year excluding BTC* * Blenders tax credit 11

Pre-Treatment Unit Feedstock Flexibility Pre-treatment capacity allows our renewable diesel plants to process a variety of feedstock Project Details . HFC to construct pre-treatment unit to provide flexibility and upgrade of feedstock . Designed to treat degummed “unrefined” soybean oil, bleachable fancy tallow and distillers corn oil . Feedstock flexibility mitigates single feedstock risk . Lower carbon intensity feedstock (tallow and distillers corn oil) increases LCFS value . Located in Artesia, NM . Expected to cover ~80% of HollyFrontier’s total feedstock requirements . Estimated in-service date: first half of 2022 Economics . Estimated capital costs of $175-$225 million, $25 million in 2020 and the balance in 2021 and 2022 . Expected IRR 10-15% base case, but designed to protect the returns of our renewables business against potential volatility in the feedstock markets . Expected average free cash flow of ~$25mm per year 12

Holly Energy Partners Business Profile Operate a system of petroleum product and crude pipelines, storage tanks, distribution terminals and loading rack facilities located near HFC’s refining assets in high growth markets . Revenues are nearly 100% fee-based with de minimus commodity risk . Customer base consisting of refining companies (contracts not with E&Ps) . Minimum Volume Commitments comprise 70% of total revenue . Substantially all MVC revenues tied to PPI and/or FERC . IDR simplification transaction completed in 2017 Financial Guidance & Targets: . Expect to maintain annual distribution of $1.40 per LP unit . Target distribution coverage at or above 1.3x . Target leverage of 3.0-3.5x 13

Ownership Structure Eliminated IDRs in 2017 to Simplify Structure HOLLYFRONTIER CORPORATION (HFC) 100% Interest GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C. PUBLIC Non-economic GP Interest 59.6mm HEP units1 57% LP Interest $938.8M Value2 45.8mm HEP units1 43% LP Interest $708.2M Value2 HOLLY ENERGY PARTNERS, L.P. (HEP) 14 1. Unit Count as of June 30, 2020 2. Based on HEP unit closing price on August 13, 2020 14

HEP Historical Growth Committed to Continuing Track Record of Increasing Distribution 50% JV with Acquired Holly Tulsa Holly Corporation Plains for remaining dropdown of and Frontier Oil Crude gathering Frontier interests in SLC / Holly intermediate loading rack Corporation system pipeline Frontier pipelines feedstock pipeline (Tulsa West) complete merger expansion (Aug 2015) (Oct 2017) dropdown (Aug 2009) (July 2011) (2014) (July 2005) 25% JV with HFC Constructed Plains for Sale of 70% dropdown of Acquisition of SLC pipeline 50% JV with Orla Truck MLP IPO interest in Rio El Dorado & El Dorado (Mar 2009) Plains for Rack (July 2004) Grande to Cheyenne tank farm Cheyenne (Jan 2019) Enterprise assets (Mar 2015) pipeline (Dec 2009) (Nov 2011) (June 2016) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Purchase of Purchase of additional Catoosa Holly 16” HEP purchases intermediate Tulsa tanks Lubricants & racks and 75% interest in Terminal pipeline UNEV from HFC Alon pipeline Lovington rack (June 2018) facilities (July 2012) and terminal Holly South acquisition (Mar 2010) HFC Line expansion HEP purchases dropdown of asset (June 2009) 50% JV with Plains project 50% interest in Woods Cross acquisition for Cushing (2007-2008) Osage from HFC processing (Feb 2005) Connect pipeline Tulsa (Feb 2016) units Tulsa East and Cushing interconnect (Oct 2016) Holly crude oil acquisition & terminal and tankage pipelines HFC dropdown Roadrunner / IDR (October 2019) assets (Aug 2011) of El Dorado Purchase of Beeson Simplification dropdown processing Tulsa West dropdown (Oct 2017) (Feb 2008) (Dec 2009) units Tanks (Nov 2015) (March 2016) 15

HEP Avenues for Growth ORGANIC EXTERNAL TRANSACTIONS DROPDOWNS FROM HFC . Leverage HEP’s existing . Pursue logistics assets in HEP’s . Partnering with HFC to build footprint current geographic region and/or acquire new assets / businesses . Contractual PPI/FERC . Replace incumbent HFC service Escalators providers with HEP . Target high tax basis assets with durable cash flow . Replace incumbent HFC . Leverage HFC refining and characteristics that also add to service providers with commercial footprint HFC EBITDA HEP . Participate in expected MLP sector consolidation Example: Orla Truck Rack Example: Cushing Connect JV Example: Refinery Processing Units 16

Cushing Connect Joint Venture Asset Description Strategic Rationale HEP formed a 50/50 JV with Plains All American Pipeline, L.P. (PAA) Generates HEP growth while providing long term control of a consisting of: strategic asset • New build, 50-mile, 160 KBPD common carrier crude pipeline Insources HFC’s logistics spend to HEP from Cushing to Tulsa • 1.5 million barrels of crude storage in Cushing New pipeline provides capability to supply 100% of HFC’s Terminal in-service 2Q2020 Tulsa Refinery crude throughput Pipeline anticipated in-service 1Q2021 HFC El Dorado Refinery Deal Highlights Crude Capacity 160 KBPD JV estimated total capital of $130 million with expected initial EBITDA1 Osage Pipeline JV HFC Tulsa Refinery multiple of 8x-9x. Crude Capacity 140 KBPD HEP to build and operate pipeline, PAA to build terminal connections and operate terminal Cushing Connect HFC entered into 15 year minimum volume commitment of 100 KBPD Plains Cushing Pipeline JV Terminal System with HEP, which will commence upon completion of pipeline 1. See definition page in appendix 17

HF Lubricants & Specialty Products Integrated Model from Crude to Finished Products • Rack Back captures the value between feedstock cost and base oil market prices (elastic index pricing) • Rack Forward captures the value between base oil market prices and product sales revenues from customers (inelastic index pricing) RACK BACK RACK FORWARD Base Oil Blending Distribution R&D Marketing Sales Production & Packaging Finished Lubricants & Greases VGO/HCB Petrolatums Mississauga Base Oil Plant Sodium Sulfonates Waxes White Oils 3rd Party Base Oil Specialty Products Base Oil Mississauga Sonneborn Red Giant Facility Facilities Facilities Base Oil 18

HF Lubricants & Specialty Products Our Product Portfolio Serves a Variety of Global End Markets Adhesives Agriculture Construction Automotive Packaging Food & Beverage Forestry & Saw Mill Energy Manufacturing Health & Beauty Heavy Duty Mining Transportation Pharmaceutical Plastic Processors Railroad Waste Operations 19

HF Lubricants & Specialty Products Diverse Suite of Products Supplied to Major Industrial and Consumer Brands Brands • Finished Lubricants & • Finished Lubricants & • Finished Products & • Specialty Products Greases Greases Greases • Waxes Product • Specialty Products • Waxes • Base Oils Type • Waxes • White Oils • White Oils • Petrolatums • Base Oils • Specialty Products • Consumer Discretionary • Communications • Consumer Staples • Consumer Staples • Energy • Consumer Discretionary • Industrials • Industrials Customer • Healthcare • Consumer Staples • Materials • Materials Base • Industrials • Energy • Materials • Healthcare • Utilities • Industrials Heavy Duty Engine Oils Petroleum Jellies Locomotive Engine Oils Tire Protectants Hydraulic Lubrication Fluids Food Waxes Gear Oils Candle Waxes Applications Lubricants & Protective Greases Cosmetics Agriculture Solvents Asphalt Modifiers 20

Opportunity Across the Value Chain Upgrade Existing Base Oils into Finished Products Converting one barrel of Base Oil sales into Finished Product sales results in a margin uplift of ~$50/bbl Margin Value $/bbl 2019 Product Slate by Volume Finished Lubricants & Greases Coproducts Base Oils 24% 27% Petrolatums Waxes Petrolatums 3% Waxes 4% Specialty White Oils Products White Oils 17% 10% Finished Lubes & Specialty Products Greases 15% Base Oils Note: Coproducts consist of Distillates, Intermediates and LPGs 21

Rack Forward Adjusted EBITDA Margin Stability Rack Forward – Adjusted EBITDA Margin1 ($ in millions) Margin % 80 16% 20% 17% 16% 16% 16% 13% 13% 14% 14% 60 13% 15% 13% 13% 12% 12% 11% 12% 12% 10% 9% 9% 40 9% 77 10% 69 64 61 58 58 57 55 53 56 52 49 52 51 7% 45 48 47 20 38 40 5% 29 30 23 0 2 3 0% 1Q152Q153Q154Q151Q162Q163Q164Q161Q172Q173Q174Q171Q182Q183Q184Q181Q192Q193Q194Q191Q202Q20 Adjusted EBITDA Adjusted EBITDA Margin HF LSP’s Rack Forward business has consistently generated adjusted EBITDA margins of 11-16% 1. Adjusted EBITDA Margin calculated by dividing Adjusted EBITDA by Revenue for the period 2. 1Q19 EBITDA includes adjustment for inventory valuation step up of $9.3 million, see 1Q19 earnings release for reconciliation. 22 3. 2Q20 EBITDA includes adjustment for long-lived asset impairment of $232 million at Mississauga Refinery, see 2Q20 earnings release for reconciliation.

Rack Forward Multiple Up-Lift Segment(s) Multiple Margin Profile Peer Group Integrateds: Refining & BP, CVX, RDS, XOM 5-7x Variable Rack Back Refiners: CLMT, CVI, DK, MPC, PBF, PSX, VLO MLP 6-9x Stable DKL, MPLX, PBFX, PSXP Rack Forward 10-13x Stable FPE GY, IOSP, KWR, NEU, VVV Note: Multiple represents range of EV/EBITDA multiples for referenced peer group 23

HF Lubricants & Specialty Products Mid-Cycle Rack Forward EBITDA Mid-Cycle Rack Forward EBITDA $265 ($ in millions) . Rack Forward Adjusted EBITDA Margin 11-16% Target Multiple 11x . Annual SG&A $190 - $200MM . Annual DD&A $80 - $90MM Enterprise Value $2,915 ($ in millions) . Upside with Organic Growth and M&A Opportunities 11x multiple in-line with peer group Mid-Cycle Capex: $40 – $50MM Note: Mid-Cycle Rack Forward EBITDA based on management’s expectations 24

Environmental, Social, and Governance (ESG) Environmental Social Governance Reduction in GHG emissions Annual Corporate Citizenship Report Board leadership provides significant highlighting ESG efforts1 industry expertise, alongside diverse • Significant investment in 2 Renewable business, financial and EHS expertise Diesel Projects: Artesia, New Mexico • 13% reduction in Tier 1 & 2 process and Cheyenne, Wyoming. Renewable safety incidents vs 2018 • Environmental, Health, Safety, and diesel produces cleaner burning fuel Public Policy Committee at Board level with 50% lower GHG emissions than • 12% reduction in Refining (employee conventional diesel and contractor) OSHA injury rate vs • 9 of 10 directors independent, including 2018 chair 34% reduction in NOX, SO2, CO, PM2.5 and VOC emissions since 2011 “One HFC Culture” program instilled at • 2 female board members every level with focus and commitment • Investments in reverse osmosis water to safety, integrity, teamwork, and • Long standing commitment to ethical conservation at Navajo refinery ownership behavior is inherently tied to how we do business • Wetland cultivation and conservation at • Active volunteering and philanthropic El Dorado refinery converting waste to involvement in communities where we • Code of Business Conduct and Ethics energy at Tulsa refinery operate among governing principles • Solar-Powered LNAPL Recovery • Commitment to creating a diverse Executive compensation strongly System at Tulsa refinery workforce and implemented aligned with shareholders and long-term performance strategically focused efforts on • PCLI became first white oils, specialty increasing number of minority base oils and lubricants refiner and • ROCE, TSR, Operational Efficiency, and employees by introducing diversity Safety drive performance pay manufacturer in the world to achieve awareness programming newest International Organization of Standardization (ISO) 14001:2015 environmental certification 1. Please see HFC 2019 Corporate Citizenship Report for additional ESG related information. https://www.hollyfrontier.com/Citizenship/default.aspx 25

APPENDIX

Capital Allocation Strategy New Growth Opportunity and Shareholder Return Initiatives Reinvest & Maintain our Existing Assets . Promote safe and reliable operations Maintain a Healthy Balance Sheet & Investment Grade Credit Profile . Target ~$500 million minimum cash balance . Investment grade rating from S&P, Moody’s & Fitch Pay a Competitive & Sustainable Dividend . Expect to grow the dividend approximately 5% per year Invest in Growth Capital Projects or Acquisitions with Attractive Returns . Renewable diesel growth projects Return Excess Free Cash Flow to Shareholders . $1 billion HFC share repurchase authorization 27

Capital Allocation Strategy Disciplined Approach to Capital Allocation to Create Shareholder Value 2019A Cash from Ops $1.5B Non-Discretionary Share Repurchases Growth: $225mm Acquisitions Organic projects CashOperations From $375mm Regular Dividend Capital Discretionary Investments1: Sustaining maintenance Turnarounds ($ Investment Grade Rating ● Target $500 million Cash ● $2.2 billion Current Liquidity2 millions) Note: Based on management’s expectations 1. Estimated mid-cycle capital 28 2. As of 6/30/2020

2020 Revised Guidance . Refining 2020E Capex - Capex $202 – $221 million Segment Allocation . Lubricants & Specialties - Capex $30 – $45 million HEP 11% . Renewables - Capex $150 – $180 million Turnarounds & Catalysts 17% Refining 36% . Turnarounds & Catalysts - Capex $85 – $110 million - Turnaround Schedule: Mississauga – 3Q20 . HEP Renewables Lubricants & 30% Specialties - Target Distribution Coverage at or above 1.3x 6% - Capex - $58 – $69 million 29

Strong Track Record of Cash Returns • Strong track record in returning excess cash to shareholders • Committed to maintaining competitive cash yield versus peers • Share repurchase program funded by Free Cash Flow generation Regular Cash Yield1 Total Cash Yield2 % Yield % Yield 9% 15% 8.0% 7.4% 13.8% 8% 7% 11.0% 6.2% 5.7% 5.5% 9.2% 8.8% 9.2% 6% 10% 5% 6.8% 6.3% 4% 5.5% 3% 5% 2% 2.6% 1% 0.0% 0% 0% DK VLO MPC PSX HFC PBF 2011 2012 2013 2014 2015 2016 2017 2018 2019 1. Share price as of August 13, 2020 closing prices. 2. Total Cash yield calculated using year end share count- includes regular dividends, special dividends and stock buybacks. Data from public filings and press releases. Dividends30 are split 30 adjusted reflecting HFC’s two-for-one stock split announced August 3, 2011.

HollyFrontier Capital Structure HFC Consolidated Capital Structure HFC Standalone Capital Structure As of June 30, 2020 (US$ millions) As of June 30, 2020 (US$ millions) Cash and Short Term Marketable Securities $903 Cash and Short Term Marketable Securities $884 HOLLYFRONTIER CORPORATION HFC LONG TERM DEBT HFC Credit Agreement (matures 2/2022) $- HFC 5.875% Senior Notes due 2026 $1,000 HFC 5.875% Senior Notes due 2026 $1,000 HFC Long Term Debt $1,000 Total Debt $1,000 HOLLY ENERGY PARTNERS HEP 5.00% Senior Notes due 2028 $500 Stockholders Equity (excludes NCI) $5,383 HEP Credit Agreement (matures 7/2022) $995 Total Capitalization $6,383 HEP Long Term Debt $1,495 HFC Standalone Debt / Capitalization 16% Consolidated Debt (excludes unamortized discount) $2,481 HFC Standalone Net Debt / Capitalization 2% Stockholders Equity (includes NCI) $5,915 Total Capitalization $8,396 HFC Standalone Liquidity $2,234 Consolidated Debt / Capitalization 30% Consolidated Net Debt / Capitalization 21% Consolidated Total Liquidity1 $2,658 Investment Grade Rating from S&P (BBB-), Moody’s (Baa3), and Fitch (BBB-31) 1. Includes Availability from $1.35B HFC Revolver & $1.4B HEP Revolver. 31

HollyFrontier Credit Profile HFC Standalone Debt Profile . Investment Grade Rating 20% - S&P BBB- 15% - Moody’s Baa3 10% - Fitch BBB- 5% . $903 million cash as of 6/30/20 0% . $1 billion outstanding debt as of 6/30/20 -5% 2015 2016 2017 2018 2019 - excludes non-recourse HEP debt Standalone Peer Group Debt Metrics − 6/30/20 . Total debt to capital ratio 16% 60% as of 6/30/20 50% . Target 1x Net Debt/EBITDA (ex HEP) 40% 30% 20% 10% 0% HFC VLO PSX MPC PBF DK Debt/Cap Net Debt/Cap • Debt to Capital is calculated by taking total debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). Net Debt to Capital is calculated by taking total net debt (excluding MLP debt) divided by total debt (excluding MLP 32 debt) plus total equity (excluding non-controlling interest).

Definitions BPD: the number of barrels per calendar day of crude oil or petroleum products. Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally Blenders Tax Credit (BTC): Federal tax credit where qualified biodiesel blenders are eligible for an income tax credit of $1.00 accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. per gallon of biodiesel or renewable diesel that is blended with petroleum diesel. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware Biodiesel (FAME): a fuel derived from vegetable oils or animal fats that meet the requirements of ASTM D 6751. Biodiesel is that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net made through a chemical process called transesterification where glycerin is separated from the fat or vegetable oil leaving behind methyl esters (biodiesel) and byproduct glycerin. In the presentation I also refer to this as traditional biodiesel. income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures California’s Low Carbon Fuel Standard (LCFS): California program that mandates the reduction in the carbon intensity of may be calculated and/or presented differently than measures with the same or similar names that are reported by other transportation fuels by 20% by 2030 companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Also, we • Carbon Intensity (CI): the amount of carbon emitted per unit of energy consumed, under LCFS it is a “well-to- have not reconciled to non-GAAP forward-looking measures or guidance to their corresponding GAAP measures because wheels” analysis of green house gas emissions in transportation fuel, meaning emissions are quantified from certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable effort. feedstock cultivation through combustion. Rack Backward: business segment of HF LSP that captures the value between feedstock cost and base oil market prices • California Air Resources Board (CARB): California’s clean air agency that administers the LCFS program. (transfer prices to rack forward). • California Reformulated Gasoline Blendstock for Oxygenate Blending (CARBOB): a petroleum-derived liquid which is intended to be, or is represented as, a product that will constitute California gasoline upon the addition of Rack Forward: business segment of HF LSP that captures the value between bas oil market prices and product sales revenue a specified type and percentage (or range of percentages) of oxygenate to the product after the product has been from customers. supplied from the production or import facility at which it was produced or imported. RBOB: Reformulated Gasoline Blendstock for Oxygen Blending CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth Refined Bleached Deodorized Soybean Oil (RBD SBO): primary feedstock for FAME Biodiesel currently in the U.S. rate of an investment over a specified period of time longer than one year. accounting for 50% of biodiesel production. Soybean Oil is produced by crushing Soybeans which yield 20% Oil and 80% Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its meal. Crude Soybean Oil is then processed (refined) removing impurities, color and odor. total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. Renewable Diesel (RD): a fuel derived from vegetable oils or animal fats that meets the requirements of ASTM 975. Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included Renewable diesel is distinct from biodiesel. It is produced through various processes, most commonly through hydrotreating, in the calculation are derived from amounts separately presented in HEP’s consolidated financial statements, with the exception reacting the feedstock with hydrogen under temperatures and pressure in the presence of a catalyst. Renewable Diesel is of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or chemically identical to petroleum based diesel and therefore has no blend limit. operating income as an indication of HEP’s operating performance or as an alternative to operating cash flow as a measure of Renewable Fuel Standard (RFS): national policy administered by EPA requiring a specified volumes of different renewable liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash fuels (primary categories are ethanol and biodiesel) that must replace petroleum-based transportation fuel. flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP’s assets and the • Renewable Identification Number (RIN): a serial number assigned to each batch of biofuel produced until that cash HEP is generating. HEP’s historical net income is reconciled to distributable cash flow in "Item 6. Selected Financial Data" gallon is blended with gasoline or diesel resulting in the separation of the RIN to be used for compliance. RIN of HEP's 2019 10-K filed February 20, 2020. category (D-code) is assigned for each renewable fuel pathway determined by feedstock, production process EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net and fuel type. income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from • D6 RIN (Renewable Fuel) - corn based ethanol, must reduce lifecycle greenhouse gas emissions by amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or at least 20% operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of • D5 RIN (Advanced Biofuel) – any renewable biomass except corn ethanol that reduces lifecycle liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by greenhouse gas emissions by at least 50% our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income • D4 RIN (Biomass-based Diesel) – biodiesel and renewable diesel, must reduce lifecycle greenhouse under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier gas emissions by at least 50% Corporation’s 2019 10-K filed February 20, 2020, our subsequently filed Quarterly Reports on Form 10-Q, and the associated earnings releases furnished on Form 8-K, each of which are available on our website, www.hollyfronteir.com. • Renewable Volume Obligation (RVO): the required volume in gallons of biofuel refiners are obligated to blend Expected Sonneborn EBITDA: Expected Sonneborn EBITDA is based on HollyFrontier Corporation's projections for the newly into the gasoline and diesel pool. EPA sets volumetric standard which are then converted to percent standards acquired Sonneborn US Holdings Inc. and Sonneborn Cooperatief U.A. (collectively, "Sonneborn"). Projections are based on based on EIA’s projected gasoline and diesel consumption. historical EBITDA performance as reported by Sonneborn, combined with the expectation of future potential synergy and • Equivalence Value (EV): A number used to determine how many RINs can be generated from one gallon of optimization opportunity. Expected Sonneborn EBITDA is not presented as an alternative to the nearest GAAP financial measure, net income, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance renewable fuel based on the energy content (Btu/gallon) and renewable content of a fuel compared to Ethanol. with GAAP. HollyFrontier Corporation is unable to present a reconciliation of forecasted EBITDA to net income because certain Ethanol EV is 1.0 RIN per gallon. Biodiesel is 1.5 RINs per gallon and Renewable Diesel is 1.7 RINs per gallon. elements of net income for future periods, including interest, depreciation and taxes, are not available without unreasonable Sour Crude: Crude oil containing quantities of sulfur greater than 0.4 percent by weight, while “sweet crude oil” means crude efforts. oil containing quantities of sulfur equal to or less than 0.4 percent by weight. Free Cash Flow: Calculated by taking operating cash flow and subtracting capital expenditures. WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet IDR: Incentive Distribution Rights synthetic and condensate diluents. Lubricant : A solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and products for industrial applications such as heat transfer, metalworking, rubber and other general process oil. has a relatively low density. Internal Rate of Return (IRR): a metric used in capital budgeting to estimate the profitability of potential investments. The WTS: West Texas Sour, a medium sour crude oil. internal rate of return is a discount rate that makes the net present value (NPV) of all cash flows from a particular project equal to zero. Includes management’s assumptions on future returns. 33

HollyFrontier Index Please see p. 35 for disclaimer and www.HollyFrontier.com/investor-relations for most current 34 34 version.

HFC Index Disclosure HFC's actual pricing and margins may differ from benchmark indicators due to many factors. For example: . Crude Slate differences – HFC runs a wide variety of crude oils across its refining system and crude slate may vary quarter to quarter. . Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics, crude slate, and operational downtime. . Other differences including but not limited to secondary costs such as product and feedstock transportation costs, purchases of environmental credits, quality differences, location of purchase or sale, and hedging gains/losses. Moreover, the presented indicators are generally based on spot sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. MidCon Indicator: (100% Group 3: Sub octane and ULSD) – WTI Rockies Indicator as of July 1, 2016: 50% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 50% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Rockies Indicator 2011- July-2016: 60% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 40% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Southwest Indicator 2013-Current: (50% El Paso Subgrade, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Southwest Indicator 2011-2012: (50% El Paso Regular, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Lubricants Index Appendix HFC's actual pricing and margins differ from benchmark indicators due to many factors. For example: - Retail/Distribution- HFC and PCLI use commodity base oils to produce finished lubricants, specialty products and white oils that are sold into the retail market worldwide and have a wide variety of price ranges. - Feedstock differences – HFC runs a variety of vacuum gas oil streams and hydrocracker bottms across its refining system and feedstock slate may vary quarter to quarter. - Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics and feedstocks. - Other differences including, but not limited to secondary costs such as product and feedstock transportation costs, quality differences and location of purchase or sale. Moreover, the presented indicators are generally based on spot commodity base oil sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. Group I Base Oil Indicator (50% Group I SN150, 50% Group I SN500)-VGO Group II Base Oil Indicator (33.3% Group II N100, 33.3% Group II N220, 33.3% Group II N600)-VGO Group III Base Oil Indicator (33.3% Group III 4cst, 33.3% Group III 6cst, 33.3% Group III 8cst)-VGO VGO (US Gulf Coast Low Sulfur Vacuum Gas Oil) 35 35

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Craig Biery | Director, Investor Relations investors@hollyfrontier.com 214-954-6510 Trey Schonter | Investor Relations investors@hollyfrontier.com 214-954-6510